FITLIFE BRANDS

Investor Presentation | June 2015

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for sports nutrition, weight loss and general health

Proven expertise creating, differentiating and launching successful brands

Opportunity to expand revenue 5x within GNC system

- Leading third-party vendor by retail sales volume in GNC franchise system
- Multiple avenues of incremental growth
- Roughly 20% penetrated into $100 million market opportunity at GNC alone

Consistent track record of strong financial performance

- Revenue: 19% CAGR from 2010 – 2014
- Anticipate double digit CAGR during the next 3 to 5 years
- Consistent, strong profitability

Profitable micro-cap investment opportunity with a strong balance sheet, simple capital structure and compelling growth potential

Snapshot

Founded: **2006 / New Mgmt 2010**	Ticker: **FTLF (OTCBB)**
Headquarters: **Omaha, NE**	Recent Price: **$1.69**
Employees: **17**	FD S/O: **8.2MM**
Revenue: **$20.0MM (ttm)**	Market Capitalization: **$12.8MM**
Earnings: **$1.7MM (ttm)**	Enterprise Value: **$10.2MM**
Long-Term Debt: **$1.8MM (March 2015)**	EV/Revenue: **0.5x**
Cash: **$4.4MM (March 2015)**	Price/Earnings: **7.5x**

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


PUMP FUEL
PMD
PREMIUM BLEND
AMPLIFY XL
FLEX
STACK

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Creatine Free
First Pre-Cardio/Weight Loss Accelerant
CARDIO
CUTS
MAXIMUM ENERGY*
GREATER ENDURANCE*
QUICKER RECOVERY*
WEIGHT LOSS AND TONING*
Strawberry Crush
BODY TONER
Tonalin
CENSOR
SUPPORTS FAT LOSS

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Health
Dr. Joints
ALPHA
STRIKE
MALE ENHANCEMENT
Slim-Tox
SUPPORTS FAT LOSS

FITLIFE BRANDS

How We Compete

Core Competency in the creation and launch of differentiable, successful brands that offer compelling value proposition for customers and end users

- Partners get brand exclusivity, channel discipline, and strong economics
- End users get high quality and effective products with truth-in-labeling

Entrenched, value-added vendor to GNC franchise system

- Collaborative franchise-exclusive model for selected brands creates economic and strategic incentives to drive demand and "stickiness"

Commitment to innovation and quality

- 8 -10 new product introductions every six months; 25% of revenue generated from new products, reformulations and flavors
- Reputation for quality and integrity drives end-user customer loyalty

Well positioned in a rapidly growing and highly fragmented industry with favorable demographic trends

Large and Growing Addressable Market

Nutritional Supplement Market – $32B Annual Sales*

Specialty Retail	Mass Market	Direct + Online	Multi Level Marketing	Practitioners
$11.8B	$9.3B	$3.5B	$5.3B	$2.7B

According to the Nutritional Business Journal, the Sports, Meal Replacement and Specialty segment of the nutritional supplement industry market is a large rapidly growing multi-billion dollar addressable market.

- Sports, Meal Replacement and Specialty market segment grew from approximately $33B in 2012 to $38B in 2014
- Segment CAGR forecast to be 9% through 2020; high-end for the entire industry

FITLIFE BRANDS

Specialty Retail Brand Strategy

GNC = $2.5B		Other ($9.3B)
Franchise Stores	Corporate Stores	Specialty Stores
NDS PMD SirenLabs	METIS NUTRITION	CORE ACTIVE High Performance Series

Distribution Partners Win

Brand exclusivity, channel discipline, strong margins and sales support

Consumers Win

Authentic brands with quality products, efficacy and truth in labeling

**Source: Nutrition Business Journal Estimates 2012*

Disciplined Growth Strategy

GNC Holdings	Current Penetration by Segment	Growth Drivers
Domestic Franchise 1,060 US Stores	**Domestic Franchise** 900+ stores 85%+ Penetration 300+ Customers	↑ SKU Count
International Franchise 2,100 Stores 50+ Countries	**International Franchise** 300+ stores Less than 20% Penetration 10+ Customers	↑ Door Count
Corporate Owned 3,250 US Stores 200 Canadian Stores	**Corporate Owned** 0 stores 0% Penetration	↑ Both

Roughly 20% penetrated into $100 million market opportunity at GNC alone

FITLIFE BRANDS

Experienced Management Team & Board

Lewis Jaffe, Chairman of the Board - Accomplished corporate executive with significant Board-level experience as a director, lead independent director and chairman

John Wilson, Chief Executive Officer, President and Director - Successful 18 year career managing distribution relationships and strategic planning for with revenue growth accountability on a national-level for both The Coca-Cola Company and Coca-Cola Enterprises

Michael Abrams, Chief Financial Officer and Director - Significant corporate finance experience from both a transactional and operational perspective including execution of all financing, restructuring and recapitalization efforts undertaken by the Company since 2009

Fadi Aramouni, Independent Director - Accomplished professor and food scientist with deep industry knowledge, contacts and expertise in manufacturing practices and development of new products

Grant Dawson, Independent Director - Seasoned investment professional with substantial board-level experience for numerous public companies as a financial expert with a particular emphasis on strong governance practices

Company History

August 2009
John Wilson Named CEO

June 2012
First International Order

July 2013
Launched SirenLabs®

September 2013
Recap, reverse split, name change to FitLife Brands, Inc.

March 2014
Transition to GNC Central Distribution

March 2015
Launch Metis Nutrition

May 2015
Proposed iSatori Merger Announced


25% Annual Growth 2010 – 2014
25,000
20,000
15,000
10,000
5,000
2010
2011
2012
2013
2014


Net Income (Loss)
3,000
1,000
(1,000)
(3,000)
(5,000)
2010
2011
2012
2013
2014

FITLIFE BRANDS

Transition to GNC Centralized Distribution

Mandated by GNC, we transitioned from direct model to GNC-centric distribution model in May 2014 for everything but protein, which went in mid-September

While management expects no material ongoing impact on the business, the transition did impact certain revenue and expense accounts

- Sell at approximately 10% discount to GNC, which in turn delivers to store
- Cost of Goods Sold also dramatically reduced; expect majority of revenue discount "recaptured" at Gross Profit level with approximately 2%-3% short term impact on gross margin
- Operating Expenses forecast to decline 2% due to credit card fee reduction; leaving net neutral impact

Prior to transition, major customers built inventory as defensive measure

- Impacted Q1, Q2 and, to a much lesser extent, Q3 causing "revenue shift" into 1st half of the year
- March and April combined revenue 2013 vs. 2014: $3.3 and $6.4mm, respectively

KEY INDICATOR OF BRAND STRENGTH - Retail unit volume 1Q15 up slightly compared 1Q14… sports nutrition segment increased almost 10%.

FITLIFE BRANDS

Target Operating Results

	3 - 5 Year Targets	1Q 2014	1Q 2015
Gross Margin	33% to 37%	37.2%	41.0%
Operating Expenses*	23% to 28%	22.6%	41.4%
Net Margin	6% to 8%	14.1%	-1.1%
Non-GAAP Net Margin*	6% to 8%	15.5%	9.4%

1Q15 Non-GAAP Net Margin 9.4% ... above targeted range of 6%-8%

Positive effect of indirect distribution model on margin levels:

- Reduction in overall direct costs "recaptured" at gross profit level
- Operating Expenses decline due to credit card fee reduction
- Long term expect overall neutral impact on net income

***Operating expense includes $402,000 (1050 basis points) of non-cash employee compensation expense...excluded from Non-GAAP Net Margin**

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for sports nutrition, weight loss and general health

Proven expertise creating, differentiating and launching successful brands

Opportunity to expand revenue 5x within GNC system

- Leading third-party vendor by retail sales volume in GNC franchise system
- Multiple avenues of incremental growth
- Roughly 20% penetrated into $100 million market opportunity at GNC alone

Consistent track record of strong financial performance

- Revenue: 25% CAGR from 2010 – 2014
- Anticipate double digit CAGR during the next 3 to 5 years
- Consistent, strong profitability

Profitable micro-cap investment opportunity with a strong balance sheet, simple capital structure and compelling growth potential

FITLIFE BRANDS

Proposed Merger with iSatori, Inc.

FitLife has entered into a definitive agreement and plan of merger to acquire all of the outstanding shares of iSatori, Inc. (OTCBB: IFIT) in an all-stock transaction.

Deal Summary

- Issue 4 million shares and assume net debt of $900K
- Company option to repurchase almost 600K shares and ROFR on another 800K shares
- Expected to close in Q3/4. iSatori shareholders to own 32.4% of the combined enterprise.

Financial Implications

- Management believes the acquisition will be accretive in the first year. Pro Forma for the option exercise, iSatori would only need to earn $700,000 to be accretive relative to FitLife standalone 2014 results.
- Material synergies, public company cost savings, cross selling /other strategic opportunities

Strategic Benefits

- High quality revenue base from established premium brand
- Alternative distribution channels to both diversify and leverage cross sell opportunities
- Strong management team with deep industry knowledge and expertise
- Key intellectual property and economies of scale
- Blueprint to build leading innovator in the industry

FITLIFE BRANDS

Non-GAAP Reconciliation

	1Q 2014 (in 000's)	1Q 2015 (in 000's)
Net Income (loss)	($42)	$893
Non-GAAP Net Income (Loss) Reconciliation Adjustments:		
Stock based compensation	402	86
Non-GAAP Net Income	$360	$979
Weighted average shares, diluted	8,184,126	8,527,826
Non-GAAP EPS, diluted	$0.04	$0.10

FITLIFE BRANDS

FITLIFE BRANDS

THANK YOU.

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Jeff Elliott
(972) 423-7070
Dave Mossberg
(817) 310-0051